                                                                   EXHIBIT 10.41

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT  AGREEMENT dated effective as of January 27,
2003 (the "First Amendment"),  among ST. MARY LAND &  EXPLORATION COMPANY, a
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Delaware  corporation (the "Borrower");  the banks party hereto (the "Lenders");
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WACHOVIA  BANK,  NATIONAL  ASSOCIATION,  individually,  as  Issuing  Bank and as
Administrative Agent (in such capacity,  the "Administrative  Agent"); BANK ONE,
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NA and WELLS FARGO BANK, N.A.,  individually and as Co-Syndication  Agents;  and
ROYAL   BANK  OF  CANADA   and   COMERICA   BANK-TEXAS,   individually   and  as
Co-Documentation Agents.

                                R E C I T A L S:
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     A. The Borrower,  the Lenders, the Administrative Agent, the Co-Syndication
Agents and the  Co-Documentation  Agents  are  parties  to that  certain  Credit
Agreement dated as of January 27, 2003 (the "Credit Agreement").
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     B. The parties to the Credit Agreement intend to amend the Credit Agreement to clarify the fact that the  obligations  under  certain  Swap  Agreements  (as defined in the Credit  Agreement)  entered  into prior to the date of the Credit
Agreement  are  included  in the term  Indebtedness  (as  defined  in the Credit
Agreement,  as  amended  hereby)  and  therefor  are  secured  by  the  Security
Instruments  (as defined in the Credit  Agreement),  and to otherwise  amend the
Credit Agreement as follows:

     SECTION 1. Amendments to Credit Agreement.
                ------------------------------

     (a)  The  following  terms,  as  defined  in  Section  1.02  of the  Credit
Agreement, are hereby amended in their entirety to read as follows:

          "Agreement"  means  this  Credit  Agreement,  as  amended by the First
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     Amendment,  and as the same may be  further  amended,  waived or  otherwise modified from time to time in accordance herewith.

          "Indebtedness"  means any and all amounts  owing or to be owing by the
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     Borrower or any Guarantor:  (a) to the  Administrative  Agent,  the Issuing
     Bank or any  Lender  under  any Loan  Document;  (b) to any  Lender  or any
     Affiliate of a Lender under any present or future Swap  Agreements  entered into between Borrower or any Guarantor and any Lender or any Affiliate of a
     Lender,  including,  without  limitation,  the Swap Agreements entered into with  BNP  Paribas  and  listed  on  attached  Schedule  7.21;  and (c) all renewals, extensions and/or rearrangements of any of the above.

     (b)  Section  1.02 of the Credit  Agreement  is hereby  further  amended by adding  thereto the following new  definition  in its  appropriate  alphabetical order:

          "First  Amendment"  means  that  certain  First  Amendment  to  Credit
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     Agreement dated effective as of January 27, 2003,  among the Borrower,  the
     Lenders party thereto, the Administrative Agent and the Issuing Bank.

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     SECTION 2. Defined Terms. Except as amended hereby,  terms used herein when
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defined in the Credit  Agreement  shall have the same meanings herein unless the context otherwise requires.

     SECTION 3.  Conditions  Precedent to  Effectiveness.  This First  Amendment
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shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Majority
Lenders (or, in the case of any party as to which an executed  counterpart shall not have been received,  telegraphic,  telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 4. Reaffirmation of Representations  and Warranties.  To induce the
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Lenders,  the Administrative Agent and the Issuing Bank to enter into this First
Amendment,   the  Borrower  hereby  reaffirms,   as  of  the  date  hereof,  its
representations and warranties in their entirety contained in Article VII of the
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Credit Agreement and in all other documents executed pursuant thereto (except to the extent  such  representations  and  warranties  relate  solely to an earlier date).

     SECTION 5. Reaffirmation of Credit Agreement. This First Amendment shall be
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deemed to be an amendment to the Credit Agreement,  and the Credit Agreement, as
amended  hereby,  is hereby  ratified,  approved and confirmed in each and every respect.  All  references  to the  Credit  Agreement  herein  and  in any  other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

     SECTION 6. Governing Law; Entire  Agreement.  This First Amendment shall be
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governed by, and construed in accordance  with,  the laws of the State of Texas.
The Credit  Agreement,  as amended  by this First  Amendment,  the Notes and the other Loan  Documents  constitute  the entire  understanding  among the  parties hereto  with  respect  to the  subject  matter  hereof and  supersede  any prior agreements, written or oral, with respect thereto.

     SECTION  7.  Severability  of  Provisions.  Any  provision  in  this  First
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Amendment  that is held to be  inoperative,  unenforceable,  or  invalid  in any jurisdiction shall, as to that jurisdiction, be inoperative,  unenforceable,  or invalid without  affecting the remaining  provisions in that jurisdiction or the
operation,   enforceability,   or  validity  of  that  provision  in  any  other
jurisdiction,  and to  this  end the  provisions  of this  First  Amendment  are declared to be severable.

     SECTION 8. Counterparts. This First Amendment may be executed in any number
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of counterparts, all of which taken together shall constitute one agreement, and any of the parties  hereto may execute this First  Amendment by signing any such counterpart.

     SECTION 9. Headings.  Article and section  headings in this First Amendment
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are for convenience of reference  only, and shall not govern the  interpretation of any of the provisions of this First Amendment.

     SECTION 10.  Successors and Assigns.  This First Amendment shall be binding
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upon and  inure to the  benefit  of the  parties  hereto  and  their  respective successors and assigns.

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

                                    BORROWER

                                    ST. MARY LAND & EXPLORATION COMPANY

                                    By:    /s/RICHARD C. NORRIS
                                           ------------------------------------
                                    Name:  Richard C. Norris
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                                    Title: Vice President - Finance
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AGENTS AND LENDERS:                 WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, Individually, as Issuing Bank
                                    and as Administrative Agent

                                    By:   /s/ PHILIP J TRINDER
                                          -------------------------------------
                                    Name: Philip J. Trinder
                                    Title:Vice President

                                    BANK ONE, NA, Individually and as
                                    Co-Syndication Agent

                                    By:
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                                    Name:  J. Scott Fowler
                                    Title: Director, Capital Markets

                                    WELLS FARGO BANK, N.A., Individually
                                    and as Co-Syndication Agent

                                    By:   /s/LAURA BUMGARNER
                                          -------------------------------------
                                    Name: Laura Bumgarner
                                          -------------------------------------
                                    Title:Relationship Manager
                                          -------------------------------------

                                    ROYAL BANK OF CANADA, Individually and
                                    as Co-Documentation Agent

                                    By:   /s/JASON YORK
                                          -------------------------------------
                                    Name: Jason York
                                          -------------------------------------
                                    Title:Manager
                                          -------------------------------------

                                    COMERICA BANK-TEXAS, Individually and
                                    as Co-Documentation Agent

                                    By:   /s/THOMAS RAJAN
                                          -------------------------------------
                                    Name: Thomas G. Rajan
                                          -------------------------------------
                                    Title:Vice President
                                          -------------------------------------

                                    BNP PARIBAS

                                    By:   /s/DOUGLAS R. LIFTMAN
                                          -------------------------------------
                                    Name: Douglas R. Liftman
                                          -------------------------------------
                                    Title:Managing Director
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                                    By:   /s/BETSY JOCHER
                                          -------------------------------------
                                    Name: Betsy Jocher
                                          -------------------------------------
                                    Title:Vice President
                                          -------------------------------------

                                    BANK OF SCOTLAND

                                    By:   /s/JOSEPH FRATUS
                                          -------------------------------------
                                    Name: Joseph Fratus
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                                    Title:First Vice President
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                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
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                                    Name:
                                          -------------------------------------
                                    Title:
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                                    HIBERNIA NATIONAL BANK

                                    By:   /s/DARIA MAHONEY
                                          -------------------------------------
                                    Name: Daria Mahoney
                                          -------------------------------------
                                    Title:Vice President
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